UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06495

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720
Pasadena, CA 91101
(Address of principal executive offices) (Zip code)

R. Eric Chadwick
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 720
Pasadena, CA 91101
(Name and address of agent for service)

Registrant’s telephone number, including area code:  626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund (“PFO”):

Fiscal 2016 came to an end on November 30, 2016 and total returns for the year were quite good, even though volatility from quarter-to-quarter was elevated. Total return1 on net asset value (“NAV”) was -3.9% for the fourth fiscal quarter2, and 6.3% for the full fiscal year. Total return on market price of Fund shares over the same periods was -11.3% and 7.1%, respectively.

The table below shows Fund returns over various measurement periods, and they continue to be very strong. The table includes performance of two indices, Barclays U.S. Aggregate and S&P 500, as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide context for returns on broad asset categories.

TOTAL RETURN ON NET ASSET VALUE FOR PERIODS ENDED NOVEMBER 30, 2016

(Unaudited)

	Actual Returns			Average Annualized Returns

	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Preferred Income Opportunity Fund	-3.9%	1.8%	6.3%	9.2%	12.2%	7.7%	9.2%
Barclays U.S. Aggregate Index(2)	-3.2%	-0.9%	2.2%	2.8%	2.4%	4.3%	5.7%
S&P 500 Index(3)	1.8%	6.0%	8.0%	9.1%	14.4%	6.9%	9.2%

(1)	Since inception on February 13, 1992.
(2)	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.
(3)	The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

The preferred market spent most of 2016 in positive territory as a search for yield kept demand strong. However, the first and fourth quarters were weaker, each for different reasons. The fiscal year began with “liftoff” by the Federal Reserve (Fed), which increased short-term interest rates by 0.25%. Markets quickly turned attention to negative interest rates around the world and began questioning additional increases by the Fed. Concern at that point was that low (and perhaps negative) rates would persist for a very long time and their impact on banks and insurance companies that rely on “spread” for earnings. Commodity markets were weak in the first quarter, which also weighed on common stocks and preferreds. Many of our energy-related holdings were a drag on performance as oil hovered around $25 per barrel.

Those concerns eased during the middle of the year. Economic growth in the U.S. began to look better. Commodities found footing as attention turned to possible supply reductions (and the Fund’s energy holdings rebounded accordingly). And interest rates stabilized, albeit near lows for the year. The supply

[1]	Following the methodology required by the Security and Exchange Commission, total return assumes dividend reinvestment.
[2]	September 1, 2016—November 30, 2016

picture for new-issue preferreds also gained clarity as issuers took their time in raising new capital, and legacy preferreds were redeemed at a faster pace. These favorable “tailwinds” led investors into preferred securities for yield and return potential, and prices rebounded strongly.

By the fourth quarter, attention turned to a contentious November election and a likely Fed rate hike in December. The election outcome was a clear turning point for the Treasury market, with interest rates moving sharply higher on a Trump victory. Much of the move was attributed to an improved growth outlook and potentially higher inflation. Markets cannot predict every policy move the new administration will implement, however. In many cases initial reactions may prove exaggerated, but for now investors appear content with a shake-up in Washington and have placed their bets on a rising stock market.

The Fed’s most recent “dot plot” (fed funds rate forecast) now indicates a median expectation of three additional rate hikes in 2017. Preferreds moved lower in price as Treasury yields moved higher, although results were mixed. A number of preferreds sold off more than duration alone would have suggested (i.e., credit spreads widened), as sellers emerged in a less-liquid market. Other preferreds, notably older fixed-to-float hybrids, held ground—and in many cases moved higher. Many of these securities are nearing their floating-rate dates, and expectations of higher short-term rates helped push prices on these securities upward, reversing much of their weakness earlier in the fiscal year.

Yields on new-issue preferreds can be a good gauge of market rates, as they have current coupons and are not impacted by near-term call terms. New-issue yields began the year averaging 6.25-6.50%, moved as low as 4.50-4.75% by September, and were back to 5.75-6.25% to end the year. This is a large range over a single year, and it reflects just how unique global market conditions have been in 2016. Markets tend to overshoot in both directions initially, eventually settling into a new range as supply and demand finds a new balance. Absent unexpected growth and inflation, or deflation in some parts of the world, U.S preferreds seem to be settling in around this 5.50-6.25% range for now.

Although higher interest rates can put downward pressure on the value of the Fund’s holdings while rates are rising and increase leverage cost, they do offer some benefits. Higher rates should generate higher earnings for banks and insurance companies and further strengthen credit quality at these companies, which comprise the bulk of the preferred market. Higher rates also mean higher expected back-end yields on fixed-to-floating rate securities, which represented approximately 61% of the Fund’s investment portfolio as of fiscal year-end. And higher yields on preferred securities offer the Fund more attractive reinvestment opportunities for older securities that are redeemed or mature.

While it is difficult to predict interest rates, and even more difficult to predict politics, it seems unlikely the U.S. can be an island of economic growth in an otherwise weak-to-neutral global economy. Modest growth is positive for credit conditions but should also keep interest rates from moving sharply higher from current levels. This scenario—if it comes to pass—should lead preferreds to settle into a new trading range and turn investor focus toward preferreds as an attractive source of income in a world of low rates. Near-term volatility may remain elevated as our political scene evolves, but that too will gain clarity as 2017 progresses. We anticipate attractive opportunities in preferreds as the market adjusts.

We encourage you to read the discussion topics that follow, as we dig deeper into subjects mentioned here as well as others of interest to shareholders. In addition, visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

December 30, 2016

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over both the recent six months and the Fund’s fiscal year. These components include: (a) the total return on the Fund’s portfolio of securities; (b) any returns from hedging the portfolio against significant increases in long-term interest rates; (c) the impact of utilizing leverage to enhance returns to shareholders; and (d) the Fund’s operating expenses. When all of these components are added together, they comprise the total return on NAV.

Components of PFO’s Total Return on NAV

for Periods Ended November 30, 2016

		Six Months[1]	One Year
Total Return on Unleveraged Securities Portfolio (including principal change and income)		2.0%	5.6%
Return from Interest Rate Hedging Strategy		N/A	N/A
Impact of Leverage (including leverage expense)		0.5%	2.1%
Expenses (excluding leverage expense)		(0.7)%	(1.4)%
[1] Actual, not annualized	Total Return on NAV	1.8%	6.3%

For the six months and one year periods ended November 30, 2016 the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)1 returned 0.1% and 3.4%, respectively. This index reflects the various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the twelve-month period ending November 30, 2016, total return on market price of Fund shares was 7.1%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations, including both the Fund’s NAV and the market price of its shares, can move dramatically when there is volatility in financial markets. The chart below contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Many fixed-income asset classes experienced increased volatility over this period.

[1]

The BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $11.12 on December 30th and assuming its current monthly distribution of $0.073 does not change, the annualized yield on market price of Fund shares is 7.9%. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

U.S. Economic and Credit Outlook

The U.S. economy continues to grow at a moderate pace. Inflation-adjusted gross domestic product (real GDP) rose by 1.7% over four quarters ending in September, and economists expect growth of 1.9% (Q4 to Q4) in 2016 overall.2 That would equal last year’s pace and be just under the economy’s 2% average growth rate since 2011.

The year’s biggest surprise came in November with Donald Trump’s election as President. Politics aside, we think prospects for economic growth under a Trump administration are reasonably good. Republican control of the White House, House of Representatives and Senate (albeit with a razor-slim majority there) is almost certain to shift policy back toward the center after a government-centric turn over the past eight years. A better balance between public and private sectors should improve prospects for economic growth. To the degree that tepid economic growth is responsible for political malaise in the U.S., progress on raising long-term economic growth is vital.

While policy specifics are not yet determined, certain policies of President-elect Trump could benefit economic growth. In particular, tax reform could improve economic efficiency. There are too many competing proposals to know what shape tax reform might take, but if the final plan lowers rates and narrows deductions (i.e., broadens the tax base), then it should improve economic efficiency, lower tax compliance costs and promote economic growth at whatever tax rates are enacted.

A reduced regulatory burden on businesses would improve productivity and enhance growth. Although most regulations will remain intact, many can be better targeted, and some can be eliminated entirely. A lighter regulatory burden should lower cost without reducing output and, thus, raise productivity and economic growth.

However, Mr. Trump also campaigned on policies that could dampen economic growth. These include tariffs and trade restrictions that raise costs to consumers, increase inflation and, thus, lower living standards. In addition, they typically result in retaliation from countries affected by them, which would lower U.S. exports, employment and income. Consequences may be particularly adverse today, since the U.S. economy relies on a global supply chain, often with few domestic alternatives.

Proposals to restrict immigration also could slow economic growth. Since the U.S. population (before immigration) is projected to begin shrinking within a generation, the United States is going to need immigration to sustain labor force growth. The trick is to better match those we admit with labor demand (particularly in areas where there are clear labor shortages), which should enhance both economic growth and social stability. Although immigration reform could benefit growth if done right, there’s a lot of room to get it wrong.

Finally, infrastructure spending could be good, bad or neutral; it all depends on where the money is spent. Even when well-intentioned, infrastructure spending usually lacks price signals, so it’s difficult to discern which projects are most needed. Thus, a lot of (politically-directed) infrastructure spending generates low or even negative returns, while every dollar of it would need to be deficit-financed. Mr. Trump aims to avoid those pitfalls through public-private partnerships, though it’s unclear what form those would take or if they might create other problems.

[2]	Bloomberg Monthly Economic Survey, December 8, 2016, Bloomberg LP.

Adding it up, we think most of these policies are likely to affect economic growth—and, thus, monetary policy—only at the margin. The U.S. economy still faces constraints from slowing population growth, an aging workforce, poor educational outcomes for many citizens, and sluggish productivity growth—none of which can change very quickly regardless of government policy. Some of the policies outlined above could improve productivity and growth, while others could detract from them. Moreover, global economic growth remains challenged, and excess capacity in the U.S. and abroad limits potential returns on U.S. investment in many industries.

We think U.S. real GDP growth will accelerate to 2.0-2.5% over the next several years, but we do not foresee the U.S. economy leaping to a substantially higher-growth plateau. Yes, real GDP grew by 3.5% in the third quarter of this year, but that’s after an average of 1.1% growth in the first half. Slightly faster growth and slightly higher inflation should prompt the Federal Reserve to tighten monetary policy by 25 basis points (0.25%) in June 2017 and December 2017 (on top of hikes in December 2015 and 2016), which is about what the market currently expects. Continued growth would push rates gradually higher, but with downside risks still lurking, we think most of the near-term adjustment in rates has already happened.

At the same time, yield spreads on preferred securities remain relatively wide. Credit fundamentals are good, and judging by performance of common stocks since the election, investors anticipate substantial improvement in the profits of financial companies, which should lead to narrower yield spreads on preferred securities. Nevertheless, investors should expect preferred yields to remain volatile as policies are unveiled and enacted.

Finally, many preferred securities are no longer the long-duration instruments they once were. The Fund’s portfolio is comprised mostly of fixed-to-floating rate preferred securities. These securities have a fixed-rate coupon for an initial period, typically 5-10 years, and then float off an interest-rate index, at which point they have minimal interest-rate duration. As a result, they initially have intermediate duration—which shortens as they approach their floating-rate dates.3 At the same time, they generally earn relatively high yields. This combination of yield and duration means that when Treasury rates rise while credit spreads are about steady, it typically takes less than a year of coupon income to recoup the price decline resulting from even a 100 basis point (bp) rise in rates.

It would have been prescient to sidestep the recent 80 bp rise in intermediate Treasury rates since late summer. Having absorbed it, we do not see another sharp Treasury selloff occurring near-term, while we do see credit prospects improving, especially for financial companies. Moreover, opportunities to reinvest income and redemption proceeds have improved over the past several months as a result of higher Treasury rates. We think preferred securities are attractive at current prices and should benefit from potentially stronger economic growth, offering an attractive combination of high, tax-advantaged income and credit quality for long-term investors.

Monthly Distributions to Fund Shareholders

We have been writing about risks to monthly dividend rates for several years, as each year it appeared more likely than before that the economy was improving and short-term interest rates would be moving higher. As of December 2016, the Federal Reserve had raised its target for the federal funds rate by a total of 0.50%, after seven years of near-zero interest rates—a relatively small increase in total and well below

[3]

Fixed-to-floating rate securities have high credit duration (i.e., price sensitivity to changes in option-adjusted credit spreads, holding Treasury rates constant), but generally have intermediate interest-rate duration (price sensitivity to changes in Treasury rates, holding option-adjusted credit spreads constant).

predictions from a year ago. However, it is the Fed’s second rate hike in this cycle, and for 2017, Federal Open Market Committee (FOMC) members are now projecting a median of three additional adjustments higher.

In response, short-term interest rates moved higher in 2016 to reflect actual and expected adjustments in the Fed’s target. The Fund’s cost of leverage is linked to 3-month LIBOR, and the average cost of leverage was 1.0% for fiscal 2015, 1.4% for fiscal 2016, and would be 1.9% if reset today (actual resets occur quarterly). In addition to increases in 3-month LIBOR, the spread payable by the Fund over this rate also increased from 0.75% to 0.90% as of December 1, 2016. Although increased bank regulation has been a positive for credit quality and investments in the portfolio, costs associated with stiffer regulation get passed on to clients of a bank—and our leverage is bank-financed.

In addition to increased cost of leverage, the Fund experienced modest issuer redemptions in the investment portfolio, requiring reinvestment of proceeds. In today’s rate environment, reinvestment coupons are usually lower than coupons being redeemed. Although a recent backup in yields has softened its impact, this process puts modest pressure on top-line earnings from the portfolio, again reducing distributable income.

These factors are incorporated into our dividend-setting process, and are also a normal part of the way credit markets function. Interest rates are not static, and neither are credit spreads. The portfolio is designed to have a wide range of coupons, call protection, and security structures—and each aspect will change over time. We maintain a level of call protection in the portfolio to stagger the impact of changes in interest rates and credit spreads, but the portfolio will always contain at least a portion subject to being called based on current market conditions. As we have explained before, leverage is utilized in the Fund to increase income and returns to shareholders—and leverage remains beneficial to distributable income even though its cost has increased recently.

The primary objective of the Fund is to produce high current income, and we believe the Fund will continue to meet that objective—even though distributable income may be reduced at the margin. Reductions are simply a reflection of changes in interest rates and credit spreads that have cumulated over time, but relative to fixed-income alternatives, the level of income produced should remain attractive. Fund shareholders have benefited from years of record-low interest rates and low leverage costs, but rates are beginning to come back into balance as the economic outlook improves. With a yield on net asset value of 7.9% (based on December 30, 2016 NAV), however, we believe the Fund’s distributions will continue to be attractive.

Federal Tax Advantages of 2016 Calendar Year Distributions

In calendar year 2016, approximately 73.7% of distributions made by the Fund was eligible for treatment as qualified dividend income, or QDI. For taxpayers in the 15% marginal tax bracket, QDI is taxed by the federal government at 0% instead of an individual’s ordinary income tax rate; for taxpayers in the 25%-35% marginal tax brackets, QDI is taxed at 15%; and for taxpayers in the 39.6% marginal tax bracket, QDI is taxed at 20%.

For an individual in the 28% marginal tax bracket, this means that the Fund’s total distributions will only be taxed at a blended 18.4% rate versus the 28% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, all other things being equal, such an individual who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $101 in distributions from a fully-taxable bond fund to net the same after-tax amount as the $89 in distributions paid by the Fund.

For detailed information about tax treatment of particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

Corporate shareholders also receive a federal tax benefit from the 37.6% of distributions that were eligible for the inter-corporate dividends received deduction, or DRD.

It is important to remember that composition of the portfolio and income distributions can change from one year to the next, and that the QDI or DRD portions of 2017’s distributions may not be the same (or even similar) to 2016.

INVESTMENT POLICY MODIFICATION

On January 20, 2017, the Fund announced the following changes to its investment policies. These changes will be effective on February 21, 2017.

Old Policy: At time of purchase, at least 75% of the securities that the Fund will acquire will be rated investment grade by any one of Moody’s Investor Service, Inc. (“Moody’s”), Standard and Poor’s Global Ratings (“S&P”) or Fitch Ratings Group (“Fitch”). In addition, the Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

New Policy: At time of purchase, at least 85% of the Fund’s managed assets will be either (a) rated investment grade by any one of Moody’s, S&P or Fitch or (b) issued by companies with issuer or senior unsecured debt ratings that are investment grade by any one of Moody’s, S&P or Fitch. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

Reasoning for Changes

Rating methodologies for each of Moody’s, S&P, and Fitch have evolved in dramatic fashion ever since the financial crisis of 2008-2009, and ratings on preferred securities are lower than pre-crisis levels, despite what the Fund’s investment adviser views as substantial credit strengthening at most issuers.

The Funds’ ratings guidelines were designed prior to this evolution and are now stale in light of the current market. According to the adviser’s data, preferreds with an investment grade rating by at least one agency only comprise approximately 62% of the total market – prior to the financial crisis, they comprised 90%.

The adviser recommended these changes in order to address both the change in the composition of the preferred market and frequent changes in rating methodologies for preferred securities by referencing the issuer or senior unsecured debt ratings.

Impact of Changes

The Fund would be authorized to purchase below investment-grade preferred securities of investment grade issuers. In addition, subject to its 15% limit, the Fund may now purchase securities rated below Ba3/BB-/BB- by each of Moody’s, S&P and Fitch, respectively, even if the issuer rating or senior debt of the same issuer is rated below investment grade by Moody’s, S&P or Fitch at the time of purchase. While this change would permit the Fund to acquire securities rated B and below by all the ratings agencies, the Fund’s adviser has no current intention of doing so.

As before, the Fund will apply the ratings criteria at the time of purchase and the Fund will not be required to dispose of securities if, after purchase, they are downgraded, although the adviser may take this into account in determining whether to retain a security. As a result, more than 15% of the Fund’s holdings at any time may be issued by companies with issuer ratings or senior debt ratings that are below investment grade. In addition, as before, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OVERVIEW

November 30, 2016 (Unaudited)

Fund Statistics

Net Asset Value	$11.00

Market Price	$10.72

Discount	2.55%

Yield on Market Price	8.17%

Common Stock Shares Outstanding	12,433,272

Moody’s Ratings*	% of Net Assets†

A	1.7%

BBB	63.4%

BB	22.1%

Not Rated**	9.0%

Below Investment Grade***	23.1%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 3.8%.
***	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

JPMorgan Chase	4.8%

Liberty Mutual Group	4.6%

MetLife	4.5%

Wells Fargo & Company	4.0%

M&T Bank Corporation	3.3%

Fifth Third Bancorp	3.1%

Morgan Stanley	3.0%

PNC Financial Services Group	2.9%

Enbridge Energy Partners	2.9%

XL Group Limited	2.3%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	59%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	45%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation. See accompanying notes to financial statements for tax characterization of 2016 distributions.

†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS

November 30, 2016

Shares/$ Par		Value

Preferred Securities — 91.4%
	Banking — 46.1%
16,773	Astoria Financial Corp., 6.50%, Series C	$425,573	*
$517,000	Australia & New Zealand Banking Group Ltd., 6.75%, 144A****	549,330	**(2)
$400,000	Banco Bilbao Vizcaya Argentaria SA, 9.00%, 144A****	409,710	**(2)
	Bank of America Corporation:
$300,000	6.30%, Series DD	313,500	*
$1,340,000	8.00%, Series K	1,361,775	*(1)
$920,000	8.125%, Series M	938,400	*(1)
43,756	Barclays Bank PLC, 7.10%, Series 3	1,107,902	**(2)
	BNP Paribas:
$3,200,000	7.375%, 144A****	3,188,000	**(2)
$1,500,000	7.625%, 144A****	1,554,375	**(2)
	Capital One Financial Corporation:
7,000	6.20%, Series F	175,280	*
26,333	6.70%, Series D	686,567	*
	Citigroup, Inc.:
81,200	6.875%, Series K	2,177,987	*(1)
74,694	7.125%, Series J	2,052,031	*(1)
$299,000	8.40%, Series E	321,425	*
	CoBank ACB:
15,600	6.125%, Series G, 144A****	1,548,300	*
9,000	6.20%, Series H, 144A****	918,562	*
10,000	6.25%, Series F, 144A****	1,050,000	*(1)
$415,000	6.25%, Series I, 144A****	435,179	*
$4,500,000	Colonial BancGroup, 7.114%, 144A****	6,750	(3)(4)††
236,107	Fifth Third Bancorp, 6.625%, Series I	6,460,478	*(1)
	First Horizon National Corporation:
750	First Tennessee Bank, Adj. Rate, 3.75%(5), 144A****	517,477	*(1)
1	FT Real Estate Securities Company, 9.50%, 144A****	1,302,500
29,050	First Republic Bank, 6.70%, Series A	739,686	*(1)
	Goldman Sachs Group:
$195,000	5.70%, Series L	196,950	*
50,000	6.375%, Series K	1,341,500	*(1)
	HSBC PLC:
$800,000	HSBC Capital Funding LP, 10.176%, 144A****	1,194,000	(1)(2)
$937,000	HSBC Holdings PLC, 6.875%	969,795	**(2)
66,960	HSBC Holdings PLC, 8.00%, Series 2	1,717,022	**(1)(2)
99,000	Huntington Bancshares, Inc., 6.25%, Series D	2,508,907	*(1)
12,200	ING Groep NV, 7.20%	312,594	**(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase & Company:
$300,000	6.00%, Series R	$299,400	*
54,650	6.70%, Series T	1,479,375	*(1)
$4,167,000	6.75%, Series S	4,484,734	*(1)
$3,750,000	7.90%, Series I	3,834,375	*(1)
104,000	KeyCorp, 8.625%, Series C	2,662,400	*(1)
	M&T Bank Corporation:
$2,240,000	6.450%, Series E	2,424,800	*(1)
$4,393,000	6.875%, Series D, 144A****	4,413,427	*(1)
	Morgan Stanley:
148,000	6.875%, Series F	4,067,040	*(1)
77,200	7.125%, Series E	2,136,317	*(1)
	PNC Financial Services Group, Inc.:
199,106	6.125%, Series P	5,412,199	*(1)
$625,000	6.75%, Series O	668,750	*(1)
$1,775,000	RaboBank Nederland, 11.00%, 144A****	2,113,226	(1)(2)
35,000	Regions Financial Corporation, 6.375%, Series B	950,687	*
$3,800,000	Societe Generale SA, 7.375%, 144A****	3,667,000	**(1)(2)
	Sovereign Bancorp:
2,600	Sovereign REIT, 12.00%, Series A, 144A****	3,323,450
$1,370,000	Standard Chartered PLC, 7.50%, 144A****	1,346,093	**(2)
83,700	State Street Corporation, 5.90%, Series D	2,132,885	*(1)
10,000	Texas Capital Bancshares Inc., 6.50%, Series A	251,725	*
35,000	US Bancorp, 6.50%, Series F	995,837	*(1)
59,300	Webster Financial Corporation, 6.40%, Series E	1,486,206	*(1)
	Wells Fargo & Company:
56,200	5.85%, Series Q	1,409,074	*(1)
$2,075,000	5.875%, Series U	2,142,105	*(1)
34,400	6.625%, Series R	932,584	*(1)
$1,139,000	7.98%, Series K	1,176,302	*
104,500	8.00%, Series J	2,761,151	*(1)
	Zions Bancorporation:
$1,000,000	7.20%, Series J	1,047,500	*
85,200	7.90%, Series F	2,181,120	*(1)

		96,281,317

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 0.2%
$410,000	AerCap Global Aviation Trust, 6.50% 06/15/45, 144A****	$409,487	(2)

		409,487

	Insurance — 24.6%
73,000	Allstate Corp., 6.625%, Series E	1,913,512	*(1)
$375,000	Aon Corporation, 8.205% 01/01/27	483,750	(1)
	Arch Capital Group, Ltd.:
11,000	5.25%, Series E	238,288	**(2)
105,000	6.75%, Series C	2,680,913	**(1)(2)
$1,453,000	AXA SA, 6.379%, 144A****	1,582,244	**(1)(2)
172,618	Axis Capital Holdings Ltd., 6.875%, Series C	4,407,369	**(1)(2)
	Chubb Ltd.:
$1,200,000	Ace Capital Trust II, 9.70% 04/01/30	1,800,000	(1)(2)
120,000	Delphi Financial Group, 7.376% 05/15/37	2,655,000	(1)
39,500	Endurance Specialty Holdings, 6.35%, Series C	1,008,435	**(1)(2)
$2,305,000	Everest Re Holdings, 6.60% 05/15/37	1,976,538	(1)
10,000	Hartford Financial Services Group, Inc., 7.875% 04/15/42	288,725
$4,943,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	7,441,687	(1)
	MetLife:
$2,704,000	MetLife, Inc., 10.75% 08/01/39	4,225,000	(1)
$350,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	427,875	(1)
$3,350,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	4,698,375	(1)
	PartnerRe Ltd.:
23,350	5.875%, Series I	561,801	**(1)(2)
5,300	6.50%, Series G	137,164	**(2)
78,200	7.25%, Series H	2,095,174	**(1)(2)
$241,000	Prudential Financial, Inc., 5.625% 06/15/43	250,339
$3,634,000	QBE Insurance Group Ltd., 7.50% 11/24/43, 144A****	4,079,165	(2)
	Unum Group:
$2,750,000	Provident Financing Trust I, 7.405% 03/15/38	3,073,125	(1)
24,000	W.R. Berkley Corporation, 5.75% 06/01/56	562,860
	XL Group PLC:
$1,400,000	Catlin Insurance Company Ltd., 7.249%, 144A****	1,130,500	(1)(2)
$4,750,000	XL Capital Ltd., 6.50%, Series E	3,633,750	(1)(2)

		51,351,589

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — 11.6%
	Commonwealth Edison:
$2,350,000	COMED Financing III, 6.35% 03/15/33	$2,427,649	(1)
114,000	Dominion Resources, Inc., 5.25% 07/30/76, Series A	2,449,005	(1)
7,000	DTE Energy Company, 5.375% 06/01/76, Series B	156,328
$2,030,000	Emera, Inc., 6.75% 06/15/76, Series 2016A	2,177,175	(1)(2)
16,937	Georgia Power Company, 6.50%, Series 2007A	1,740,807	*(1)
15,035	Gulf Power Company, 6.00%, Series 1	1,553,097	*(1)
24,000	Indianapolis Power & Light Company, 5.65%	2,418,000	*(1)
77,100	Integrys Energy Group, Inc., 6.00%	2,009,419	(1)
	Nextera Energy:
$1,600,000	FPL Group Capital, Inc., 6.65% 06/15/67, Series C	1,412,000	(1)
$750,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	748,125	(1)
	PECO Energy:
$1,500,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	1,698,113	(1)
	PPL Corp:
35,000	PPL Capital Funding, Inc., 5.90%, Series B	875,788	(1)
$1,250,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	1,103,125	(1)
$3,350,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	2,855,875
20,000	SCE Trust V, 5.45%, Series K	520,650	*

		24,145,156

	Energy — 3.9%
$6,595,000	Enbridge Energy Partners LP, 8.05% 10/01/37	5,960,231	(1)
$400,000	Enterprise Products Operating L.P., 4.593%(5) 08/01/66, Series A	376,000
14,920	Kinder Morgan, Inc., 9.75%, Series A	735,556	*
$1,000,000	Transcanada Pipelines, Ltd., 5.875% 08/15/76, Series 2016A	1,037,500	(1)(2)

		8,109,287

	Real Estate Investment Trust (REIT) — 1.3%
	National Retail Properties, Inc.:
2,500	5.20%, Series F	53,375
37,500	5.70%, Series E	876,094	(1)
9,000	6.625%, Series D	225,653
	PS Business Parks, Inc.:
8,243	5.70%, Series V	199,007
46,120	6.45%, Series S	1,171,563	(1)
10,180	Regency Centers Corporation, 6.625%, Series 6	258,954

		2,784,646

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares/$ Par		Value

Preferred Securities — (Continued)
	Miscellaneous Industries — 3.7%
	BHP Billiton Limited:
$400,000	BHP Billiton Finance U.S.A., Ltd., 6.75% 10/19/75, 144A****	$442,000	(2)
$802,000	General Electric Company, 5.00%, Series D	823,053	*(1)
$3,630,000	Land O’ Lakes, Inc, 8.00%, 144A****	3,793,350	*(1)
30,400	Ocean Spray Cranberries, Inc., 6.25%, 144A****	2,655,252	*

		7,713,655

	Total Preferred Securities (Cost $188,906,874)	190,795,137

Corporate Debt Securities — 4.8%
	Banking — 2.5%
$1,970,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	2,367,219	(1)
90,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	2,337,525	(1)
18,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	524,925

		5,229,669

	Financial Services — 0.2%
17,682	Affiliated Managers Group, Inc., 6.375% 08/15/42	448,283

		448,283

	Insurance — 1.1%
$1,850,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	2,261,938	(1)

		2,261,938

	Energy — 0.6%
$904,000	Energy Transfer Partners LP, 8.25% 11/15/29	1,096,011	(1)

		1,096,011

	Communication — 0.3%
28,000	Qwest Corporation, 6.50% 09/01/56	665,630

		665,630

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Miscellaneous Industries — 0.1%
10,000	eBay, Inc., 6.00% 02/01/56	$250,925

		250,925

	Total Corporate Debt Securities (Cost $8,635,055)	9,952,456

Common Stock — 0.9%
	Energy — 0.9%
87,504	Kinder Morgan, Inc.	1,942,589	*

		1,942,589

	Insurance — 0.0%
17,907	WMI Holdings Corporation, 144A****	30,442	*†

		30,442

	Total Common Stock (Cost $2,409,064)	1,973,031

Money Market Fund — 1.8%
	BlackRock Liquidity Funds:
3,867,184	T-Fund, Institutional Class	3,867,184

	Total Money Market Fund (Cost $3,867,184)	3,867,184

Total Investments (Cost $203,818,177***)	98.9%		206,587,808

Other Assets And Liabilities (Net)	1.1%		2,193,729

Total Managed Assets	100.0%	‡	$208,781,537

Loan Principal Balance			(72,000,000)

Total Net Assets Available To Common Stock			$136,781,537

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2016, these securities amounted to $56,489,694 or 27.1% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $136,780,516 at November 30, 2016.
(2)	Foreign Issuer.
(3)	Illiquid security (designation is unaudited).
(4)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of November 30, 2016.
(5)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2016

ASSETS:
Investments, at value (Cost $203,818,177)		$206,587,808
Dividends and interest receivable		2,468,143
Prepaid expenses		40,847

Total Assets		209,096,798

LIABILITIES:
Loan Payable	$72,000,000
Dividends payable to Common Stock Shareholders	80,270
Investment advisory fees payable	96,584
Administration, Transfer Agent and Custodian fees payable	30,826
Professional fees payable	76,089
Accrued expenses and other payables	31,492

Total Liabilities		72,315,261

NET ASSETS AVAILABLE TO COMMON STOCK		$136,781,537

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$1,326,796
Accumulated net realized loss on investments sold		(10,796,035)
Unrealized appreciation of investments		2,769,631
Par value of Common Stock		124,333
Paid-in capital in excess of par value of Common Stock		143,356,812

Total Net Assets Available to Common Stock		$136,781,537

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (12,433,272 shares outstanding)		$11.00

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2016

INVESTMENT INCOME:
Dividends†		$7,245,165
Interest		6,565,931
Rehypothecation Income		18,871

Total Investment Income		13,829,967

EXPENSES:
Investment advisory fees	$1,178,272
Interest expenses	1,009,402
Administrator’s fees	209,148
Professional fees	101,335
Insurance expenses	111,923
Transfer Agent fees	30,342
Directors’ fees	69,700
Custodian fees	28,177
Compliance fees	40,400
Other	140,195

Total Expenses		2,918,894

NET INVESTMENT INCOME		10,911,073

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the year		998,964
Change in unrealized appreciation/(depreciation) of investments		(3,277,559)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(2,278,595)

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$8,632,478

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Year Ended November 30, 2016	Year Ended November 30, 2015
OPERATIONS:
Net investment income	$10,911,073	$11,088,561
Net realized gain/(loss) on investments sold during the year	998,964	1,769,492
Change in net unrealized appreciation/(depreciation) of investments	(3,277,559)	(6,953,764)

Net increase in net assets resulting from operations	8,632,478	5,904,289

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(10,864,635)	(10,831,520)

Total Distributions to Common Stock Shareholders	(10,864,635)	(10,831,520)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	651,562	552,022

Net increase in net assets available to Common Stock resulting from Fund share transactions	651,562	552,022

NET DECREASE IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE YEAR	$(1,580,595)	$(4,375,209)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of year	$138,362,132	$142,737,341
Net decrease in net assets during the year	(1,580,595)	(4,375,209)

End of year (including undistributed net investment income of $1,326,796 and $896,398 respectively)	$136,781,537	$138,362,132

(1)	May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

STATEMENT OF CASH FLOWS

For the Year Ended November 30, 2016

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$8,632,478

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(33,012,405)
Proceeds from disposition of investment securities	34,562,914
Net purchases of short-term investment securities	(2,650,695)
Cash received from litigation claim	8,020
Increase in dividends and interest receivable	(112,120)
Decrease in receivable for investments sold	162,997
Decrease in prepaid expenses	4,060
Net amortization/(accretion) of premium/(discount)	337,975
Decrease in payables to related parties	(152)
Increase in accrued expenses and other liabilities	728
Change in net unrealized (appreciation)/depreciation of investments	3,277,559
Net realized gain from investments sold	(998,964)

Net cash provided by operating activities	10,212,395

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(10,212,395)

Net cash used in financing activities	(10,212,395)

Net increase/(decrease) in cash	—

CASH:
Beginning of the year	$—

End of the year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$1,011,403
Reinvestment of dividends	651,562
Increase of dividends payable to common stock shareholders	678

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each year

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Year Ended November 30,
	2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$11.18	$11.58	$10.76	$11.19	$9.40

INVESTMENT OPERATIONS:
Net investment income	0.88	0.90	0.92	0.93	1.02
Net realized and unrealized gain/(loss) on investments	(0.18)	(0.42)	0.85	(0.37)	1.72

Total from investment operations	0.70	0.48	1.77	0.56	2.74

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.88)	(0.88)	(0.95)	(0.99)	(0.95)

Total distributions to Common Stock Shareholders	(0.88)	(0.88)	(0.95)	(0.99)	(0.95)

Net asset value, end of year	$11.00	$11.18	$11.58	$10.76	$11.19

Market value, end of year	$10.72	$10.82	$11.72	$10.12	$11.58
Total investment return based on net asset value*	6.35%	4.45%	17.31%	5.19%	29.73%
Total investment return based on market value*	7.09%	(0.12)%	26.24%	(4.40)%	19.52%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$136,782	$138,362	$142,737	$132,304	$136,590
Operating expenses including interest expense(1)	2.10%	1.87%	1.85%	1.87%	2.04%
Operating expenses excluding interest expense	1.38%	1.35%	1.34%	1.33%	1.41%
Net investment income†	7.86%	7.86%	8.16%	8.40%	10.00%
SUPPLEMENTAL DATA: ††
Portfolio turnover rate.	16%	10%	28%	30%	37%
Total managed assets, end of year (in 000’s)	$208,782	$210,362	$212,937	$202,504	$205,090
Ratio of operating expenses including interest expense(1) to total managed assets	1.39%	1.24%	1.23%	1.24%	1.36%
Ratio of operating expenses excluding interest expense to total managed assets	0.91%	0.90%	0.89%	0.88%	0.94%

*	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.
(1)	See Note 8.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2015	$0.0730	$11.06	$10.67	$10.70
January 29, 2016	0.0730	10.91	10.72	10.72
February 29, 2016	0.0730	10.72	11.10	10.72
March 31, 2016	0.0730	10.96	11.79	11.20
April 29, 2016	0.0730	10.99	11.95	11.35
May 31, 2016	0.0730	11.22	12.00	11.40
June 30, 2016	0.0730	11.28	12.51	11.88
July 29, 2016	0.0730	11.54	12.59	11.96
August 31, 2016	0.0730	11.68	12.32	11.70
September 30, 2016	0.0730	11.55	11.54	11.55
October 31, 2016	0.0730	11.50	11.25	11.07
November 30, 2016	0.0730	11.00	10.72	10.66

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	11/30/2016	11/30/2015	11/30/2014	11/30/2013	11/30/2012
Total Debt Outstanding, End of Period (000s)(1)	$72,000	$72,000	$70,200	$70,200	$68,500
Asset Coverage per $1,000 of Debt(2)	2,900	2,922	3,033	2,885	2,994

(1)	See Note 8.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on December 10, 1991, and commenced operations on February 13, 1992 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors (the “Board”) of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of November 30, 2016 is as follows:

	Total Value at November 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$96,281,317	$77,130,481	$19,144,086	$6,750
Financial Services	409,487	—	409,487	—
Insurance	51,351,589	27,129,580	24,222,009	—
Utilities	24,145,156	11,451,615	12,693,541	—
Energy	8,109,287	2,149,056	5,960,231	—
Real Estate Investment Trust (REIT)	2,784,646	2,784,646	—	—
Miscellaneous Industries	7,713,655	1,265,053	6,448,602	—
Corporate Debt Securities
Banking	5,229,669	2,862,450	2,367,219	—
Financial Services	448,283	448,283	—	—
Insurance	2,261,938	—	2,261,938	—
Energy	1,096,011	—	1,096,011	—
Communication	665,630	665,630	—	—
Miscellaneous Industries	250,925	250,925	—	—
Common Stock
Energy	1,942,589	1,942,589	—	—
Insurance	30,442	30,442	—	—
Money Market Fund	3,867,184	3,867,184	—	—

Total Investments	$206,587,808	$131,977,934	$74,603,124	$6,750

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1. During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking
Balance as of 11/30/15	$6,750	$6,750
Accrued discounts/premiums	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfer in	—	—
Transfer out	—	—
Balance as of 11/30/16	$6,750	$6,750

For the year ended November 30, 2016, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $0. Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 11/30/16	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
(Banking)	$6,750	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions must be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2016, 2015 and 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 was as follows:

	Distributions paid in fiscal year 2016		Distributions paid in fiscal year 2015
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common Stock	$10,864,635	$0	$10,831,520	$0

As of November 30, 2016, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(5,663,898)	$1,101,028	$0	$(2,401,607)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below. During the fiscal year ended November 30, 2016, the Fund utilized $1,004,035 of capital losses expiring in 2017.

2017	No Expiration Short Term*	No Expiration Long Term*	Total
$5,663,898	$0	$0	$5,663,898

*	Under the Regulated Investment Company Modernization Act of 2010, as amended, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

Reclassification of accounts: During the year ended November 30, 2016, reclassifications were made in the Fund’s capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2016. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments

$(56,852)	$383,960	$(327,108)

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $47,000 of federal excise taxes attributed to calendar year 2016. The Fund paid $46,767 of federal excise taxes attributable to calendar year 2015 in March 2016.

Additional Accounting Standards: In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Although the Fund currently has no investments in derivatives, it has authority to invest in them. Management is evaluating the impact that adoption of amendments to Regulation S-X could have on the Fund’s financial statements and related disclosures.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically, the Fund has used options on Treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on Treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

decline in portfolio asset values. The Fund has also purchased and written call options on Treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

The Fund did not use any derivatives during the fiscal years ended November 30, 2016 and November 30, 2015.

Options on Financial Futures Contracts: When an interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4.	Investment Advisory Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the Fund’s average monthly total managed assets up to $100 million and 0.50% of the Fund’s average monthly total managed assets of $100 million or more.

For purposes of calculating the fees payable to the Adviser, Administrator and Custodian, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

BNY Mellon (c/o, Computershare) also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the year ended November 30, 2016, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $33,012,405 and $34,562,914, respectively.

At November 30, 2016, the aggregate cost of securities for federal income tax purposes was $208,989,415, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,593,599 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $13,995,206.

6.	Common Stock

At November 30, 2016, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Year Ended 11/30/16		Year Ended 11/30/15
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	56,860	$651,562	47,326	$552,022

7.	Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage, Inc. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of November 30, 2016, the committed amount, and amount borrowed, under the Financing Agreement was $72 million.

Effective December 1, 2016, the lender charges an annualized rate of 0.80% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.90% on the drawn (borrowed) balance. Prior to December 1, 2016, the lender charged an annualized rate of 0.65% on the undrawn balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn balance. For the year ended November 30, 2016, the daily weighted average annualized interest rate on the drawn balance was 1.38% and the average daily loan balance was $72,000,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of the net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

9.	Portfolio Investments, Concentration and Investment Quality

The Fund invests primarily in a diversified portfolio of preferred securities. This includes traditional preferred stocks eligible for the inter-corporate dividends received deduction (“DRD”) and fully taxable preferred securities. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in the financial services sector. For purposes of the financial services sector concentration policy, a company is within the financial services sector if it derives at least 50% of its revenue from providing financial services. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund may invest up to 25% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its assets in common stocks and, under normal market conditions, up to 20% of its assets in debt securities. Certain of its investments in hybrid (i.e., fully taxable, preferred) securities will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

Upcoming modification of investment policy: As described under “Investment Policy Modification” on page 9, the Fund will change its investment policies with respect to ratings effective February 21, 2017.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, including the portfolio of investments, as of November 30, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets available to common stock for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated as of November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets available to common stock for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 24, 2017

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2016, $902 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 1, 2016 as amended on August 30, 2016. These filings, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2016. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Supplementary Tax Information

Distributions to Common Stock Shareholders are characterized as follows for purposes of federal income taxes (as a percentage of total distributions). Individual Shareholders will receive a Form 1099-DIV in 2017 with information about the tax character of distributions they received in calendar year 2016.

	Individual Shareholder		Corporate Shareholder
	QDI	Ordinary Income	DRD	Ordinary Income
Fiscal Year 2016	73.54%	26.46%	37.60%	62.40%
Calendar Year 2016	73.70%	26.30%	37.57%	62.43%

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 67	Director	Class I Director since 1997	President of Delta Dividend Group, Inc. (investments).	5	Emmis Communications through 2012.

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 69	Director and Nominating and Governance Committee Chair	Class III Director since inception	Owner and operator of various entities engaged in agriculture and real estate.	5	CoBiz, Financial, Inc. (financial services) through September 2015.

Karen H. Hogan*** 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 55	Director and Audit Committee Chair	Class II Director since October 2016; Class III Director from 2005-2016	Board Chair and Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2018 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Directors – three year term expires at the Fund’s 2019 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

Class III Director – three year term expires at the Fund’s 2017 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Securities Income Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

***	Ms. Hogan became Chair of each Fund’s Audit Committee effective as of February 1, 2016.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR and OFFICER:

R. Eric Chadwick† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 41	Director, Chairman of the Board, Chief Executive Officer and President	Class II Director since 2016	Portfolio Manager of Flaherty & Crumrine; President of Flaherty & Crumrine since 2014; Vice President of Flaherty & Crumrine until September 2014.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2018 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Directors – three year term expires at the Fund’s 2019 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

Class III Director – three year term expires at the Fund’s 2017 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Securities Income Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years

OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 44	Chief Compliance Officer, Vice President and Secretary	Since 2005

Executive Vice President of Flaherty & Crumrine since September 2014; Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine; Vice President of Flaherty & Crumrine until September 2014

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 57	Chief Financial Officer, Vice President and Treasurer	Since 2003	Portfolio Manager of Flaherty & Crumrine; Executive Vice President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 42	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine since September 2013; Director at Deutsche Bank Securities from 2009 to July 2013

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 53	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 60	Assistant Treasurer	Since 2010	Administrator of Flaherty & Crumrine

*	Each officer serves until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

Directors

R. Eric Chadwick, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger W. Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Questions concerning your shares of Flaherty & Crumrine Preferred Income Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual

Report

November 30, 2016

www.preferredincome.com

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that David Gale, Morgan Gust and Karen H. Hogan are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $48,500 for 2016 and $47,500 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,100 for 2016 and $8,910 for 2015. [Services included the preparation and review of federal and state tax returns, excise tax returns, and tax distribution requirements.]

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)

The Fund’s Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2015.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The Members of the audit committee are: David Gale, Morgan Gust and Karen H. Hogan.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following seven pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred Income Fund
Flaherty & Crumrine Preferred Income Opportunity Fund
Flaherty & Crumrine Preferred Securities Income Fund
Flaherty & Crumrine Total Return Fund
Flaherty & Crumrine Dynamic Preferred and Income Fund

As sub-adviser to the “Canadian Fund”	Flaherty & Crumrine Investment Grade Fixed Income Fund
As sub-adviser to the “Mutual Fund”	Flaherty & Crumrine Preferred and Income Securities Fund

FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves.

Purpose

These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

General

FCI has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where FCI may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., FCI will apply the same principles as would apply to common or preferred stock, mutatis mutandis.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.

For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, FCI will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as “social, environmental, and corporate responsibility” matters, FCI will typically give weight to management’s recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer’s competitors.

In cases where the voting of proxies would not justify the time and costs involved, FCI may refrain from voting. From the individual client’s perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of FCI’s institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, FCI normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates. In non-routine matters, FCI, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Voting of Preferred Stock Proxies

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.

FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Fund or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.

In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under “Item 2 - Codes of Ethics” and “Item 7 - Proxy Voting Policies.”

(a)(1) Portfolio Managers

R. Eric Chadwick and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(a)(2) Other Accounts Managed By Portfolio Managers

The tables below illustrate other accounts where each of the above-mentioned two portfolio managers has significant day-to-day management responsibilities as of November 30, 2016:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (mm)	# of Accounts Managed for which Advisory Fee is Based on Performance

1. R. Eric Chadwick	Other Registered Investment Companies:	5	2,681	0
	Other Pooled Investment Vehicles:	1	119	0
	Other Accounts:	15	1,980	0

2. Bradford S. Stone	Other Registered Investment Companies:	5	2,681	0
	Other Pooled Investment Vehicles:	1	119	0
	Other Accounts:	15	1,980	0

Potential Conflicts of Interest

In addition to the Fund, the Portfolio Managers jointly manage accounts for four other closed-end funds, one mutual fund, one Canadian fund and other institutional clients. As a result, potential conflicts of interest may arise as follows:

•

Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

•

Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

•

Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

•

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Portfolio Manager Compensation

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(a)(4) Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2016:

Name	Dollar Range of Fund Shares Beneficially Owned*
R. Eric Chadwick	$100,001 to $500,000
Bradford S. Stone	$50,001 to $100,000

*Doesn’t include 8,603 shares held by Flaherty & Crumrine Incorporated of which each portfolio manager is a shareholder.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	1-26-2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	1-26-2017

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and
Vice President
(principal financial officer)

Date	1-26-2017

* Print the name and title of each signing officer under his or her signature.